SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): December 14, 2001

                   STARTEC GLOBAL COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware (State or other jurisdiction of incorporation)

000-23087                                      52-2099559
(Commission File No.)                          (IRS Employer Identification No.)

1151 SEVEN LOCKS ROAD
POTOMAC, MD                                               20854
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code: (301) 610-4300

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     On December  14,  2001,  Startec  Global  Communications  Corporation  (the
"Company") and two of its U.S.  based  subsidiaries,  Startec  Global  Operating
Company and Startec Global  Licensing  Company,  filed  voluntary  petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the United States
Bankruptcy  Court  for  the  District  of  Maryland,  Greenbelt  Division,  (the
"Bankruptcy Court").

     In connection  with the Chapter 11 filings,  the Company has issued a press release  announcing the Company's  filing (the "Press  Release").  A copy of the
Press Release is filed as Exhibit 99.1 hereto.

     The  foregoing  summary does not purport to be complete and is qualified in its  entirety  by  reference  to the  Press  Release  which is  incorporated  by reference  and the Chapter 11 petition  and  motions and related  pleadings  and papers on file with the Bankruptcy Court.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

99.1 Text of press release dated December 14, 2001.

                                   SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

Dated: December 14, 2001               STARTEC GLOBAL COMMUNICATIONS CORPORATION

                                        By: /s/ Prabhav V. Maniyar
                                       ------------------------------------
                                       Name: Prabhav V. Maniyar
                                       Title: Chief Financial Officer
                                               and Director
                                    (Principal Financial and Accounting Officer)

EXHIBIT LIST

Exhibit
No.                                     Description
---                                     -----------

99.1 Text of press release dated December 14, 2001.